                             ASSIGNMENT AND ASSUMPTION AGREEMENT

        ASSIGNMENT  AND  ASSUMPTION   AGREEMENT,   dated  as  of  October  27,  2006,  between
Residential   Funding  Company,   LLC,  a  Delaware  limited  liability  company  ("RFC")  and
Residential Asset Securities Corporation, a Delaware corporation (the "Company").

                                           Recitals

        A.     RFC has  entered  into  seller  contracts  ("Seller  Contracts")  with  certain sellers and servicers.

        B.     The Company wishes to purchase from RFC certain  Mortgage Loans (as hereinafter defined) originated pursuant to the Seller Contracts with respect thereto.

        C.     The Company, RFC, as master servicer,  and U.S. Bank National  Association,  as trustee (the  "Trustee"),  are entering  into a Pooling and  Servicing  Agreement  dated as of
October 27,  2006  (the  "Pooling  and  Servicing  Agreement"),  pursuant  to which  the Trust
proposes   to   issue   Home   Equity   Mortgage   Asset-Backed   Pass-Through   Certificates,
Series 2006-KS9 (the "Certificates")  consisting of sixteen classes designated as Class A-I-1,
Class A-I-2,  Class A-I-3,  Class A-I-4, A-II, Class M-1S,  Class M-2S, Class M-3S, Class M-4,
Class M-5,  Class M-6,  Class M-7,  Class M-8,  Class M-9,  Class SB and Class R Certificates,
representing  beneficial  ownership interests solely in a trust fund consisting primarily of a pool that will be divided into (i) the adjustable and fixed rate one-to  four-family  mortgage loans  identified on Exhibit F-1 to the Pooling and Servicing  Agreement (the "Group I Loans")
and (ii) the  adjustable  and fixed rate one- to  four-family  mortgage  loans  identified  on
Exhibit F-2 to the Pooling and  Servicing  Agreement  (the "Group II Loans," and together with the Group I Loans, the "Mortgage Loans").

        D.     In connection with the purchase of the Mortgage Loans,  the Company will assign to RFC the Class R Certificates (the "Retained Certificates").

        E.     In connection  with the purchase of the Mortgage  Loans and the issuance of the
Certificates, RFC wishes to make certain representations and warranties to the Company.

        F.     The  Company and RFC intend  that the  conveyance  by RFC to the Company of all its right,  title and interest in and to the Mortgage Loans  pursuant to this Agreement  shall constitute a purchase and sale and not a loan.

        NOW THEREFORE,  in  consideration  of the recitals and the mutual  promises herein and other good and valuable consideration, the parties agree as follows:

1.      All  capitalized  terms used but not defined  herein shall have the meanings  assigned thereto in the Pooling and Servicing Agreement.

2.      Concurrently  with the  execution  and  delivery  hereof,  RFC  hereby  assigns to the
Company  without  recourse all of its right,  title and interest in and to the Mortgage Loans, including all interest and principal  received on or with respect to the Mortgage  Loans after the Cut-off Date (other than payments of principal  and interest due on the Mortgage  Loans in
October 2006). In  consideration  of such  assignment,  RFC will receive from the Company,  in
immediately   available  funds,  an  amount  equal  to  $1,261,295,143.31   and  the  Retained
Certificates.  In connection with such assignment and at the Company's  direction,  RFC has in respect of each  Mortgage  Loan  endorsed the related  Mortgage Note (other than any Destroyed
Mortgage  Note,  hereinafter  defined) to the order of the Trustee and delivered an assignment of mortgage  in  recordable  form to the Trustee or its agent.  A  "Destroyed  Mortgage  Note"
means a Mortgage Note the original of which was permanently lost or destroyed.

        The  Company  and RFC  intend  that the  conveyance  by RFC to the  Company of all its right,  title and interest in and to the Mortgage  Loans  pursuant to this Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company.  It is, further,  not intended  that such  conveyance  be deemed to be a pledge of the Mortgage  Loans by RFC to the
Company  to  secure a debt or other  obligation  of RFC.  Nonetheless  (a) this  Agreement  is intended  to be and  hereby  is  deemed to be a  security  agreement  within  the  meaning  of
Articles 8 and 9 of the Minnesota Uniform  Commercial Code and the Uniform  Commercial Code of
any other applicable  jurisdiction;  (b) the conveyance  provided for in this Section shall be deemed  to be a grant by RFC to the  Company  of a  security  interest  in all of RFC's  right
(including  the power to convey  title  thereto),  title and  interest,  whether  now owned or hereafter  acquired,  in and to (A) the  Mortgage  Loans,  including the Mortgage  Notes,  the
Mortgages,  any related  insurance  policies and all other  documents in the related  Mortgage
Files,  (B) all amounts  payable  pursuant to the Mortgage Loans in accordance  with the terms thereof and (C) any and all general  intangibles  consisting  of,  arising from or relating to any of the foregoing,  and all proceeds of the conversion,  voluntary or  involuntary,  of the
foregoing  into  cash,  instruments,   securities  or  other  property,   including,   without
limitation,  all amounts from time to time held or invested in the Certificate  Account or the
Custodial  Account,  whether in the form of cash,  instruments,  securities or other property;
(c) the  possession  by the  Trustee,  the  Custodian  or any other  agent of the  Trustee  of
Mortgage  Notes or such other items of  property as  constitute  instruments,  money,  payment intangibles,  negotiable  documents,  goods, deposit accounts,  letters of credit,  advices of credit,  investment property,  certificated  securities or chattel paper shall be deemed to be
"possession  by the secured  party," or  possession  by a purchaser or a person  designated by such  secured  party,  for  purposes  of  perfecting  the  security  interest  pursuant to the
Minnesota  Uniform  Commercial Code and the Uniform  Commercial  Code of any other  applicable jurisdiction  (including without  limitation,  Sections 8-106,  9-313 and 9-106 thereof);  and
(d) notifications  to  persons  holding  such  property,  and  acknowledgments,   receipts  or
confirmations  from  persons  holding  such  property,  shall be deemed  notifications  to, or acknowledgments,  receipts or confirmations from, financial intermediaries,  bailees or agents
(as  applicable)  of the Trustee for the purpose of perfecting  such security  interest  under applicable  law.  RFC  shall,  to  the  extent  consistent  with  this  Agreement,  take  such reasonable  actions as may be  necessary  to ensure  that,  if this  Agreement  were deemed to create a security  interest in the  Mortgage  Loans and the other  property  described  above, such security  interest would be deemed to be a perfected  security interest of first priority under  applicable law and will be maintained as such  throughout  the term of this  Agreement.
Without  limiting  the  generality  of the  foregoing,  RFC shall  prepare  and deliver to the
Company not less than 15 days prior to any filing date,  and the Company  shall file, or shall
cause  to  be  filed,  at  the  expense  of  RFC,  all  filings   necessary  to  maintain  the
effectiveness  of any  original  filings  necessary  under the Uniform  Commercial  Code as in effect in any  jurisdiction  to perfect  the  Company's  security  interest  in or lien on the
Mortgage Loans including without  limitation (x) continuation  statements,  and (y) such other statements  as may be  occasioned  by (1) any  change of name of RFC or the  Company,  (2) any change of  location  of the  state of  formation,  place of  business  or the chief  executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

3.      Concurrently  with the execution and delivery  hereof,  the Company  hereby assigns to
RFC  without  recourse  all  of  its  right,  title  and  interest  in  and  to  the  Retained
Certificates  as part of the  consideration  payable to RFC by the  Company  pursuant  to this
Agreement.

4.      RFC  represents  and warrants to the Company,  with respect to each Mortgage Loan that on the  date of  execution  hereof  (or,  if  otherwise  specified  below,  as of the  date so specified and provided that all  percentages of the Mortgage  Loans  described in this Section
4 are approximate  percentages by outstanding  principal balance  determined as of the Cut-off
Date after deducting payments due during the month of the Cut-off Date):

(i)     Immediately  prior to the delivery of the Mortgage Loans to the Company,  RFC had good title to, and was the sole owner of, each  Mortgage  Loan free and clear of any  pledge,  lien or security  interest  (other than  (a) rights  to  servicing  and related  compensation,  and
(b) any  senior  lien  relating to a Mortgage  Loan listed on Schedule A attached  hereto (the
"Junior  Lien  Mortgage  Loans"))  and had full  right and  authority  to sell and  assign the
Mortgage Loans pursuant to this Agreement.

(ii)    The proceeds of the Mortgage Loan have been fully  disbursed,  there is no requirement for future  advances  thereunder and any and all  requirements as to completion of any on-site or off-site  improvements and as to disbursements of any escrow funds therefor  (including any escrow funds held to make Monthly  Payments  pending  completion  of such  improvements)  have been complied  with.  All costs,  fees and expenses  incurred in making,  closing or recording the Mortgage Loans were paid.

(iii)   The Mortgagor  (including any party secondarily liable under the Mortgage File) has no right of set-off,  defense,  counterclaim  or right of  rescission  as to any  document in the
Mortgage File except as may be provided under the Relief Act.

(iv)    RFC and any other  originator,  servicer or other previous owner of each Mortgage Loan has  obtained  all licenses and  effected  all  registrations  required  under all  applicable local, state and federal laws,  regulations and orders,  including without limitation truth in lending and  disclosure  laws,  necessary to own or originate the Mortgage  Loans (the failure to obtain such  licenses or to comply with such laws,  regulations  and orders would make such
Mortgage Loans void or voidable).

(v)     A policy of title  insurance,  in the form and amount that is in  material  compliance with the Program  Guide,  was effective as of the closing of each Mortgage  Loan, is valid and binding,  and remains in full force and effect except for Mortgaged  Properties located in the
State of Iowa  where an  attorney's  certificate  has been  provided  in  accordance  with the
Program  Guide.  No claims have been made under such title  insurance  policy and no holder of the related  mortgage,  including  RFC, has done or omitted to do anything  which would impair the coverage of such title insurance policy.

(vi)    Each  Mortgage  Loan is a valid  and  enforceable  first  lien  (or in the case of the
Junior Lien Mortgage  Loans,  junior lien) on the Mortgaged  Property  subject only to (1) the lien of nondelinquent current real property taxes and assessments,  (2) covenants,  conditions and restrictions,  rights of way,  easements and other matters of public record as of the date of recording of such  Mortgage,  such  exceptions  appearing  of record  being  acceptable  to mortgage  lending  institutions  generally or specifically  reflected in the appraisal made in connection with the  origination of the related  Mortgage Loan, and (3) other matters to which like  properties are commonly  subject that do not  materially  interfere with the benefits of the security intended to be provided by such Mortgage.

(vii)   All  improvements  which were  considered in  determining  the Appraised  Value of the
Mortgaged  Property lie wholly within the  boundaries  and the building  restriction  lines of the Mortgaged Premises,  or the policy of title insurance  affirmatively  insures against loss or damage by reason of any violation,  variation,  encroachment or adverse  circumstance  that either is disclosed or would have been disclosed by an accurate survey.

(viii)  There are no  delinquent  tax or  delinquent  assessment  liens  against  the  related
Mortgaged  Property,  and there are no mechanic's  liens or claims for work, labor or material or any other liens  affecting such Mortgaged  Property which are or may be a lien prior to, or equal with,  the lien of the  Mortgage  assigned to RFC,  except  those liens that are insured against by the policy of title insurance and described in (v) above.

(ix)    Each  Mortgaged  Property  is free of  material  damage  and is in good  repair and no notice of condemnation has been given with respect thereto.

(x)     The  improvements  upon the  Mortgaged  Property are insured  against loss by fire and other hazards as required by the Program Guide,  including  flood  insurance if required under the National  Flood  Insurance  Act of 1968, as amended.  The Mortgage  requires the Mortgagor to maintain  such  casualty  insurance  at the  Mortgagor's  expense,  and on the  Mortgagor's failure  to do so,  authorizes  the  holder  of the  Mortgage  to  obtain  and  maintain  such insurance at the Mortgagor's expense and to seek reimbursement therefore from the Mortgagor.

(xi)    The  appraisal  was made by an  appraiser  who meets the  minimum  qualifications  for appraisers as specified in the Program Guide.

(xii)   Each Mortgage Note and Mortgage  constitutes a legal,  valid and binding obligation of the  Mortgagor  enforceable  in  accordance  with its terms  except as limited by  bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditors' rights.

(xiii)  Each Mortgage Loan is covered by a standard hazard insurance policy.

(xiv)   None of the Mortgage Loans are secured by a leasehold estate.
(xv)    The  information set forth on the Mortgage Loan Schedule with respect to each Mortgage
Loan is true  and  correct  in all  material  respects  as of the  date or  dates  which  such information is furnished.

(xvi)   None of the Mortgage  Loans are 30 to 59 days  Delinquent  in payment of principal and interest.  None  of the  Mortgage  Loans  are 60 to 89  days  Delinquent  in  the  payment  of principal  or  interest.  None of the  Mortgage  Loans are 90 or more days  Delinquent  in the payment of  principal or  interest.  None of the  Mortgage  Loans have been a maximum of 30 or more days  Delinquent  in payment of  principal  or  interest  in the last 12 months.  For the purposes of this  representation a Mortgage Loan is considered  Delinquent if a Subservicer or the Master  Servicer has made any advances on the Mortgage Loan that have not been  reimbursed out of payments  by the  mortgagor  or on the  mortgagor's  behalf from a source  other than a
Subservicer, a Seller, the Master Servicer or an affiliated entity of either.

(xvii)  None of the  Mortgage  Loans with  Loan-to-Value  Ratios,  or  combined  Loan-to-Value
Ratios with  respect to Junior Lien Loans,  at  origination  in excess of 80% are insured by a borrower-paid, primary mortgage insurance policy.

(xviii) The weighted average  Loan-to-Value Ratio with respect to Group I Loans, and the Group
II Loans, in each case by outstanding  principal  balance at origination,  is 82.1% and 83.5%, respectively.

(xix)   No more than  approximately  0.4% of the Group I Loans are located in any one zip code area in  California  and no more than  approximately  0.2% of the Group I Loans are located in any one zip code area  outside of  California.  No more than  approximately  0.6% of the Group
II Loans  are  located  in any one zip code  area in New York and no more  than  approximately
0.5% of the Group II Loans are located in any one zip code area outside of New York.

(xx)    99.8% of the  Group I Loans  and all of the  Group II Loans  that are  adjustable-rate loans will  adjust  semi-annually  based on  Six-Month  LIBOR (as  defined  in the  Prospectus
Supplement  ), and  0.2% of the  Group I Loans  that are  adjustable-rate  loans  will  adjust annually  based on One-Year  LIBOR (as  defined in the  Prospectus  Supplement  ). Each of the
Mortgage Loans that are  adjustable-rate  loans will adjust on the  Adjustment  Date specified in the  related  Mortgage  Note  to a rate  equal  to the sum  (rounded  as  described  in the
Prospectus  Supplement) of the related Index  described in the  Prospectus  Supplement and the
Note Margin set forth in the related  Mortgage Note,  subject to the limitations  described in the  Prospectus  Supplement,  and each Mortgage Loan has an original term to maturity from the date on which the first monthly  payment is due of not more than  approximately  30 years.  On each  Adjustment  Date,  the Mortgage Rate on each  Mortgage  Loan that is an  adjustable-rate loan will be adjusted to equal the related  Index plus the related  Gross  Margin,  subject in each case to the Periodic  Rate Cap,  the Mortgage  Rate and the Minimum  Mortgage  Rate.  The
amount of the monthly  payment on each Mortgage Loan that is an  adjustable-rate  loan will be adjusted  on the first  day of the month  following  the  month in which the  Adjustment  Date occurs to equal the amount necessary to pay interest at the  then-applicable  Mortgage Rate to fully  amortize the  outstanding  principal  balance of such  Mortgage Loan over its remaining term to stated maturity.  No Mortgage Loan is subject to negative amortization.

(xxi)   With respect to each Mortgage  constituting a deed of trust, a trustee, duly qualified under  applicable law to serve as such,  has been properly  designated and currently so serves and is named in such  Mortgage,  and no fees or  expenses  are or will  become  payable by the holder of the  Mortgage  Loan to the  trustee  under the deed of trust,  except in  connection with a trustee's sale after default by the Mortgagor.

(xxii)  Approximately  15.37% and 13.23% of the  Mortgaged  Properties  related to the Group I
Loans  and  the  Group  II  Loans,   respectively,   are  units  in  detached   planned   unit
developments.  Approximately  1.61% and none of the Mortgaged  Properties related to the Group
I Loans and Group II Loans,  respectively,  are units in attached  planned unit  developments.
Approximately  0.64% and 1.87% of the  Mortgaged  Properties  related to the Group I Loans and the Group II Loans,  respectively,  are units in townhouses.  Approximately 3.58% and 4.73% of the Mortgaged  Properties  related to the Group I Loans and the Group II Loans,  respectively, are condominium units.  Each Mortgaged Property is suitable for year-round occupancy.

(xxiii) Approximately  96.65% of the Mortgaged  Properties  related to the Mortgage  Loans are secured by the owner's  primary  residence.  Approximately  1.21% of the Mortgaged  Properties
related  to the  Mortgage  Loans are  secured by the  owner's  second or  vacation  residence.
Approximately  2.14% of the Mortgaged  Properties related to the Mortgage Loans are secured by a non-owner occupied residence.

(xxiv)  Approximately  75.46% and 77.84% of the  Mortgaged  Properties  related to the Group I
Loans and the Group II Loans,  respectively,  are  secured  by  detached  one-family  dwelling units.  Approximately  3.33%  and 2.33% of the  Mortgaged  Properties  related  to the Group I
Loans  and the Group II Loans,  respectively,  are  secured  by two- to  four-family  dwelling units.

(xxv)   The average  outstanding  principal  balance of the Group I Loans at  origination  was approximately  $176,930.  The average  outstanding  principal balance of the Group II Loans at origination was  approximately  $166,712.  No Group I Loan or Group II Loan at origination had a  principal  balance of less than  $9,992 and $9,992 or more than  $1,002,152  and  $415,807, respectively.

(xxvi)  As of the Cut-off Date, all Mortgage Rate  adjustments on the Mortgage Loans that have reached  an  Adjustment  Date  have  been done in  accordance  with the  terms of the  related
Mortgage Note.

(xxvii) Any  escrow  arrangements  established  with  respect  to  any  Mortgage  Loan  are in compliance  with all applicable  local,  state and federal laws and are in compliance with the terms of the related Mortgage Note.

(xxviii)       Except  as  otherwise  specifically  set  forth  herein,  there is no  default, breach,  violation or event of  acceleration  existing under any Mortgage Note or Mortgage and no event which,  with notice and  expiration of any grace or cure period,  would  constitute a default,  breach,  violation or event of acceleration,  and no such default, breach, violation or  event  of  acceleration  has  been  waived  by RFC  or by any  other  entity  involved  in originating or servicing a Mortgage Loan.

(xxix)  Each Mortgage Loan constitutes a "qualified  mortgage" under Section  860G(a)(3)(A) of the Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4), (5), (6), (7) and (9),
without reliance on the provisions of Treasury  Regulation Section  1.860G-2(a)(3) or Treasury
Regulation  Section  1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a "qualified  mortgage"  notwithstanding its failure to meet the requirements of
Section  860G(a)(3)(A) of the Code and Treasury Regulation Section  1.860G-2(a)(1),  (2), (4),
(5), (6), (7) and (9).

(xxx)   No more than 48.88% of the Group I Loans have been  classified  by RFC as Credit Grade
A4, no more than 37.20% of the Group I Loans have been  classified  by RFC as Credit Grade A5, no more  than  7.69% of any  Group I Loans  have been  classified  by RFC as  Credit  Grade AX
Mortgage  Loans,  no more than  3.72% of the  Group I Loans  have  been  classified  by RFC as
Credit Grade AM Mortgage  Loans,  no more than 1.08% of the Group I Loans have been classified by RFC as Credit  Grade B  Mortgage  Loans,  no more than 1.30% of the Group I Loans have been classified  by RFC as Credit  Grade C  Mortgage  Loans  and no more than  0.04% of the Group I
Loans  have  been  classified  by RFC as  Credit  Grade CM  Mortgage  Loans,  in each  case as described generally in the Prospectus Supplement.

(xxxi)  No more than 63.33% of the Group II Loans have been  classified by RFC as Credit Grade
A4, no more than  19.47% of the Group II Loans  have been  classified  by RFC as Credit  Grade
A5, no more than 8.58% of any Group II Loans have been  classified  by RFC as Credit  Grade AX
Mortgage  Loans,  no more than  5.73% of the Group II Loans  have  been  classified  by RFC as
Credit  Grade AM  Mortgage  Loans,  no more  than  1.53%  of the  Group  II  Loans  have  been classified by RFC as Credit Grade B Mortgage  Loans,  no more than 1.32% of the Group II Loans have been  classified  by RFC as Credit  Grade C Mortgage  Loans and no more than 0.04% of the
Group II Loans have been  classified  by RFC as Credit Grade CM Mortgage  Loans,  in each case as described generally in the Prospectus Supplement.

(xxxii)   No  Mortgage  Loan is a  graduated  payment  loan or has a  shared  appreciation  or contingent interest feature.

(xxxiii)       With respect to each  Mortgage  Loan,  either (i) each Mortgage Loan contains a customary  provision for the  acceleration of the payment of the unpaid  principal  balance of the  Mortgage  Loan in the event the  related  Mortgaged  Property  is sold  without the prior consent of the mortgagee  thereunder  or (ii) the Mortgage  Loan is assumable  pursuant to the terms of the Mortgage Note.

(xxxiv) No Mortgage Loan provides for deferred interest or negative amortization.

(xxxv)  None of the Mortgage Loans are buy-down Mortgage Loans.

(xxxvi) Each  Mortgaged  Property is a single  parcel of real estate with a one- to  four-unit single family residence  thereon,  a condominium unit, a manufactured  housing unit, a unit in a  townhouse,  a planned unit  development,  a leasehold  or a modular  home;  and no Mortgage
Property  consists of a mobile home or a  manufactured  housing  unit that is not  permanently affixed to its foundation.

(xxxvii)       No more than approximately  29.47% and 36.36% of the Group I Loans and Group II
Loans,  respectively,  were made to Mortgagors  with credit  scores as described  generally in the Prospectus  Supplement of less than 600 excluding  Mortgagors  whose credit scores are not available  to RFC.  The  weighted  average of the credit  scores for the Group I Loans and the
Group II Loans for which Credit  Scores are  available to RFC was  approximately  629 and 615, respectively, as of the Cut-off Date.

(xxxviii)      No instrument  of release or waiver has been  executed in  connection  with the
Mortgage Loans,  and no Mortgagor has been released,  in whole or in part from its obligations in connection with a Mortgage Loan.

(xxxix) The weighted  average  remaining term to stated  maturity of the Group I Loans and the
Group II  Loans,  respectively,  as of the  cut-off  date  will be  approximately  354 and 354 months.  The weighted  average original term to maturity of the Group I Loans and the Group II
Loans, respectively, as of the cut-off date will be approximately 355 and 356 months.

(xl)    No Group I Loan has a prepayment  penalty  term that  extends  beyond five years after the date of origination.

(xli)   Approximately  38.7% of the Group I Loans and 31.8% of the Group II Loans are  Balloon
Mortgage Loans.

(xlii)  None of the  Mortgage  Loans are loans that,  under  applicable  state or local law in effect at the time of  origination  of such Mortgage  Loan, are referred to as (1) "high cost"
or  "covered"  loans  or (2)  any  other  similar  designation  if  the  law  imposes  greater restrictions or additional  legal liability for residential  mortgage loans with high interest rates, points and/or fees.

(xliii) The  information  set  forth in the  prepayment  charge  schedule  attached  hereto as
Exhibit A (the  "Prepayment  Charge  Schedule") is complete,  true and correct in all material respects  as of the Cut off Date,  and each  prepayment  charge  set  forth on the  Prepayment
Charge  Schedule  ("Prepayment  Charge") is enforceable  and was originated in compliance with all applicable federal, state and local laws.

(xliv)  Each Group I Loan and Group II Loan listed on the  attached  Exhibit C has an original term to maturity of 360 months and an original amortization term of 480 months.

(xlv)   Each  Mortgage  Loan  as of the  time  of its  origination  complied  in all  material respects with all applicable  local,  state and federal laws,  including,  but not limited to, all applicable predatory, abusive and fair lending laws.

(xlvi)  None of the Mortgage  Loans are subject to the Home  Ownership  and Equity  Protection
Act of 1994 ("HOEPA").

(xlvii) None of the Mortgaged Properties are units in manufactured housing developments.

(xlviii)       No Mortgage  Loan was  originated  on or after October 1, 2002 and before March
7, 2003, which is secured by property located in the State of Georgia.

(xlix)  No Mortgage Loan is a High Cost Loan or Covered  Loan,  as  applicable  (as such terms are defined in the current  version of Appendix E of the  Standard & Poor's  Glossary For File
Format For LEVELS(R)Version 5.7 (attached  hereto as Exhibit B); and there is no mortgage loan in the trust that was  originated  on or after  January  1,  2005,  which is a "high cost home loan" as  defined  under  the  Indiana  Home  Practices  Act  (I.C.  2409);  provided  that no representation  and  warranty is made in this clause  (xlvii) with respect to 0.3% and 0.3% of the Group I Loans and Group II Loans,  respectively,  secured by property located in the State of  Kansas  or with  respect  to 0.1% and 0.1% of the  Group I Loans  and the  Group II Loans,
respectively, secured by property located in the State of West Virginia.
(l)     With  respect to each Group II Loan,  no  borrower  obtained a prepaid  single-premium credit-life,  credit  disability,  credit  unemployment or credit property insurance policy in connection with the origination of the Mortgage Loan.

(li)    The  related  Subservicer  or the Master  Servicer  for each  Mortgage  Loan has fully
furnished,   in  accordance  with  the  Fair  Credit   Reporting  Act  and  its   implementing
regulations,  accurate and complete  information  (i.e.,  favorable  and  unfavorable)  on its borrower  credit  files to Equifax,  Experian,  and Trans  Union  Credit  Information  Company
(three of the credit repositories), on a monthly basis.

(lii)   The Subservicer  for each Mortgage Loan or the Master Servicer will fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete  information  (i.e.,  favorable  and  unfavorable)  on its  borrower  credit files to
Equifax,   Experian,  and  Trans  Union  Credit  Information  Company  (three  of  the  credit repositories), on a monthly basis.

(liii)  With respect to any Group II Loan that contains a provision  permitting  imposition of a penalty upon a prepayment prior to maturity:

          (i)  the Seller's  pricing  methods  include  mortgage  loans with and without prepayment premiums;

          (ii) borrowers  selecting Group II Loans which include such prepayment premiums receive some benefit, (e.g. a rate or fee reduction), in exchange for selecting a Group II Loan with a prepayment premium;

          (iii) the originator of the Group II Loans had a verifiable  policy of offering the borrower,  or requiring third-party brokers to offer the borrower an array of mortgage  loan  products  that  included mortage loan products with prepayment  premiums and mortgage loan products that did not require payment of such a premium;

          (iv) the  prepayment  premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law;

          (v)  notwithstanding  any state or federal  law to the  contrary,  the
               Master Servicer shall not impose such  prepayment  premium in any instance when the mortgage debt is  accelerated  as the result of the borrower's default in making the loan payments; and

          (vi) no Group II Loan  has a  prepayment  penalty  term  that  extends beyond three years after the date of origination, unless the loan will be within 90 days from the date  hereof  modified  to reduce the prepayment penalty term to no more than three years after the date of  origination  and the borrower was notified in writing of such reduction in prepayment penalty term.

(liv) The originator of each Group II Loan offered the related borrower mortgage loan  products  for which the borrower  qualified  and we are not aware that the originator encouraged or required the borrower to select a mortgage loan product that is a higher cost product designed for less creditworthy borrowers.

(lv) The originator of the Group II Loans  adequately  considered the borrower's ability to make payments by employing underwriting  techniques that considered a variety of factors, such as: the borrower's income, assets and liabilities,  and not solely the collateral value, in deciding to extend the credit at the time of origination.

(lvi) No  borrower  under a Group II Loan in the trust was  charged  "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal  amount of such Mortgage Loan,  whichever is greater.  For purposes of this representation,
"points and fees" (x) include  origination,  underwriting,  broker and  finder's fees and charges  that the lender  imposed as a condition of making the Mortgage
Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points,  fees paid for actual services rendered in connection with the origination of the mortgage (such as attorney's fees, notaries fees and fees paid for property appraisals,  credit reports,  surveys,  title examinations and extracts,  flood  and tax  certifications,  and home  inspections);  the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood  insurance  policies;  state and local transfer taxes or fees;  escrow deposits  for the future  payment  of taxes and  insurance  premiums;  and other miscellaneous fees and charges, which miscellaneous fee and charges, in total do not exceed 0.25 percent of the loan amount.

(lvii) With respect to any Group II Loan  originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to  arbitration  to resolve any dispute  arising out of or relating in any way to the Mortgage Loan transaction.

(lviii) The  principal  balance at  origination  for each Group II Mortgage Loan that is secured by a single family property  located in any state other than the
States of Hawaii or Alaska did not exceed  $417,000.  The  principal  balance at origination  for each Group II Mortgage  Loan that is secured by a single family property located in the States of Hawaii or Alaska or the Territories of Guam or
the Virgin Islands did not exceed $625,500. The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four-family property  located in any state other than the States of Hawaii or Alaska did not exceed $533,850,  $645,300 or $801,950,  respectively.  The principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three- or four-family  property  located  in  the  States  of  Hawaii  or  Alaska  or  the
Territories of Guam or the Virgin Islands did not exceed $800,775,  $967,950 and
$1,202,925, respectively.

(lix) With  respect  to any Group II Loan that is a  subordinate  lien  mortgage loan:

                    (i)  such lien is on a one- to four-family residence that is the principal residence of the borrower;

                    (ii) no  subordinate  lien  mortgage  loan  has an  original principal balance that exceeds one-half of the one-unit
                         limitation for first lien mortgage loans, i.e. $208,500
                         (in Alaska, Guam, Hawaii or Virgin Islands:  $312,750),
                         without regard to the number of units; and

                    (iii) the  original  principal  balance  of the  first  lien mortgage  loan plus the original  principal  balance of
                         any  subordinate  lien mortgage  loans  relating to the
                         same mortgaged  property does not exceed the applicable
                         Freddie  Mac loan limit for first lien  mortgage  loans
                         for that property type (as set out in Section  4(lviii)
                         above).

(lx) No Group II Loan is "seasoned"  (a seasoned  mortgage loan is one where the date of the mortgage note is more than 1 year before the date of issuance of the related security).

        Upon  discovery  by RFC or upon  notice from the Company or the Trustee of a breach of the foregoing  representations  and  warranties  in respect of any Mortgage  Loan, or upon the occurrence  of a Repurchase  Event (as  described in Section 5 below),  which  materially  and adversely  affects the interests of any holders of the Certificates,  the Certificate  Insurer or the Company in such Mortgage  Loan (notice of which breach or occurrence  shall be given to the Company by RFC, if it  discovers  the same),  RFC shall,  within 90 days after the earlier of its discovery or receipt of notice  thereof,  either cure such breach or  Repurchase  Event in all material  respects or, except as otherwise  provided in Section 2.04 of the Pooling and
Servicing  Agreement,  either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price  equal to the  Purchase  Price for such  Mortgage  Loan or (ii)
substitute  a  Qualified  Substitute  Mortgage  Loan or Loans  for such  Mortgage  Loan in the manner and subject to the  limitations  set forth in Section 2.04 of the Pooling and Servicing
Agreement.  Notwithstanding  the  foregoing,  it is  understood  by the parties  hereto that a breach of the  representations  and  warranties  made in any of clauses  (xlv) through (lx) of this Section 4 with respect to any Group II Loan will be deemed to  materially  and  adversely affect the  interests  of the  Holders  of the  Certificates  in the  related  Mortgage  Loan.
Notwithstanding the foregoing,  RFC shall not be required to cure breaches,  Repurchase Events or purchase or  substitute  for  Mortgage  Loans as provided  above if the  substance  of such breach or Repurchase  Event also  constitutes  fraud in the  origination of the Mortgage Loan.
If the breach of  representation  and warranty that gave rise to the  obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the  representation  set forth in clause  (xlv) of this Section 4, then RFC shall pay to the Trust Fund,  concurrently  with and in addition  to the  remedies  provided  in the  preceding  sentence,  an amount  equal to any liability,  penalty or expense that was actually  incurred and paid out of or on behalf of the
Trust Fund,  and that  directly  resulted  from such  breach,  or if incurred  and paid by the
Trust Fund thereafter, concurrently with such payment.

5.      With respect to the Mortgage  Loans,  a repurchase  event  ("Repurchase  Event") shall have occurred if it is discovered  that, as of the date hereof,  the related Mortgage Loan was not a valid  first  lien or  junior  lien in the case of a  Junior  Lien  Loan on the  related
Mortgaged  Property  subject only to (i) the lien of real property taxes and  assessments  not yet due and payable, (ii) covenants,  conditions,  and restrictions,  rights of way, easements and other  matters of public  record as of the date of  recording  of such  Mortgage  and such other  permissible  title  exceptions  as are  listed in the  Program  Guide  and (iii)  other matters to which like  properties  are  commonly  subject  which do not  materially  adversely affect the value, use, enjoyment or marketability of the Mortgaged Property.

6.      RFC hereby  represents  and warrants to the Company that with respect to each Mortgage
Loan,  the  REMIC's  tax basis in each  Mortgage  Loan as of the  Closing  Date is equal to or greater than 100% of the Stated Principal Balance thereof.

7.      This  Agreement  shall inure to the benefit of and be binding upon the parties  hereto and their  respective  successors  and  assigns,  and no other  person shall have any right or obligation hereunder.

8.      RFC, as master  servicer  under the  Pooling  and  Servicing  Agreement  (the  "Master
Servicer"),  shall  not waive (or  permit a  sub-servicer  to  waive)  any  Prepayment  Charge unless:  (i) the  enforceability  thereof shall have been limited by  bankruptcy,  insolvency, moratorium,  receivership  and other  similar laws relating to  creditors'  rights  generally,
(ii)  the  enforcement  thereof  is  illegal,  or any  local,  state  or  federal  agency  has threatened  legal  action if the  prepayment  penalty is  enforced,  (iii) the  collectability thereof  shall have been limited due to  acceleration  in  connection  with a  foreclosure  or other  involuntary  payment or (iv) such waiver is standard and customary in servicing similar
Mortgage  Loans and relates to a default or a  reasonably  foreseeable  default and would,  in the reasonable  judgment of the Master  Servicer,  maximize  recovery of total proceeds taking into account the value of such  Prepayment  Charge and the related  Mortgage Loan. In no event will the Master  Servicer  waive a Prepayment  Charge in connection  with a  refinancing  of a
Mortgage  Loan that is not  related to a default or a  reasonably  foreseeable  default.  If a
Prepayment  Charge  is  waived,  but does not meet the  standards  described  above,  then the
Master Servicer is required to pay the amount of such waived  Prepayment  Charge to the holder of the Class SB  Certificates  at the time that the  amount  prepaid on the  related  Mortgage
Loan is  required  to be  deposited  into the  Custodial  Account.  Notwithstanding  any other provisions  of this  Agreement,  any  payments  made by the Master  Servicer in respect of any waived  Prepayment  Charges pursuant to this Section shall be deemed to be paid outside of the
Trust Fund and not part of any REMIC.

                                   [Signature page follows]

        IN WITNESS  WHEREOF,  the parties  have entered into this  Assignment  and  Assumption
Agreement as of the date first above written.

                                            RESIDENTIAL FUNDING COMPANY, LLC

                                            By:   /s/Tim Jacobson
                                            Name: Tim Jacobson
                                            Title: Vice President

                                            RESIDENTIAL ASSET SECURITIES CORPORATION

                                            By:     /s/Joseph Orning
                                            Name:   Joseph Orning
                                            Title:  Associate

                                          EXHIBIT A

                                  Prepayment Charge Schedule

                                 [ON FILE WITH THE DEPOSITOR]

                                          EXHIBIT B

                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                             FILE FORMAT FOR LEVELS(R)VERSION 5.7

                                                                        REVISED April 18, 2006

               APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

               Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b)
the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered
High Cost by the industry.

               STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
                                                                            CATEGORY UNDER
                                 NAME OF ANTI-PREDATORY LENDING            APPLICABLE ANTI-
    STATE/JURISDICTION                 LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Arkansas                     Arkansas Home Loan Protection Act,       High Cost Home Loan
                             Ark. Code Ann.ss.ss.23-53-101 et seq.

                             Effective July 16, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Cleveland Heights, OH        Ordinance No. 72-2003 (PSH), Mun.        Covered Loan
                             Codess.ss.757.01 et seq.

                             Effective June 2, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Colorado                     Consumer Equity Protection, Colo. Stat.  Covered Loan
                             Ann.ss.ss.5-3.5-101 et seq.

                             Effective for covered loans offered or
                             entered into on or after January 1,
                             2003. Other provisions of the Act took
                             effect on June 7, 2002
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Connecticut                  Connecticut Abusive Home Loan            High Cost Home Loan
                             Lending Practices Act, Conn. Gen. Stat.
                           ss.ss.36a-746 et seq.

                             Effective October 1, 2001
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
District of Columbia         Home Loan Protection Act, D.C. Code      Covered Loan
                           ss.ss.26-1151.01 et seq.

                             Effective for loans closed on or after
                             January 28, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Florida                      Fair Lending Act, Fla. Stat. Ann.ss.ss.   High Cost Home Loan
                             494.0078 et seq.

                             Effective October 2, 2002
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6
                             2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Georgia as amended           Georgia Fair Lending Act, Ga. Code       High Cost Home Loan
(Mar. 7, 2003 - current)     Ann.ss.ss.7-6A-1 et seq.

                             Effective for loans closed on or after
                             March 7, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
HOEPA Section 32             Home Ownership and Equity Protection     High Cost Loan
                             Act of 1994, 15 U.S.C.ss.1639, 12
                             C.F.R.ss.ss.226.32 and 226.34

                             Effective October 1, 1995, amendments
                             October 1, 2002
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Illinois                     High Risk Home Loan Act, Ill. Comp.      High Risk Home Loan
                             Stat. tit. 815,ss.ss.137/5 et seq.

                             Effective January 1, 2004 (prior to
                             this date, regulations under
                             Residential
                             Mortgage License Act effective from
                             May 14, 2001)
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Kansas                       Consumer Credit Code, Kan. Stat. Ann.    High Loan to Value
                           ss.ss.16a-1-101 et seq.                     Consumer Loan (id.ss.
                                                                      16a-3-207) and;
                             Sections 16a-1-301 and 16a-3-207
                             became effective April 14, 1999;
                             Section 16a-3-308a became effective
                             July 1, 1999
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
                                                                      High APR Consumer Loan
                                                                      (id.ss.16a-3-308a)
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Kentucky                     2003 KY H.B. 287 - High Cost Home        High Cost Home Loan
                             Loan Act, Ky. Rev. Stat.ss.ss.360.100
                             et seq.

                             Effective June 24, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Maine                        Truth in Lending, Me. Rev. Stat. tit.    High Rate High Fee
                             9-                                       Mortgage
                             A,ss.ss.8-101 et seq.

                             Effective September 29, 1995 and as
                             amended from time to time
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Massachusetts                Part 40 and Part 32, 209 C.M.R.ss.ss.     High Cost Home Loan
                             32.00 et seq. and 209 C.M.R.ss.ss.40.01
                             et seq.

                             Effective March 22, 2001 and amended
                             from time to time
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Nevada                       Assembly Bill No. 284, Nev. Rev. Stat.   Home Loan
                           ss.ss.598D.010 et seq.

                             Effective October 1, 2003
---------------------------- ---------------------------------------- ---------------------------

---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       High Cost Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      High Cost Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised
                             as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
New York                     N.Y. Banking Law Article 6-1             High Cost Home Loan

                             Effective for applications made on or
                             after April 1, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     High Cost Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Ohio                         H.B. 386 (codified in various sections   Covered Loan
                             of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss.1349.25 et seq.

                             Effective May 24, 2002
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Oklahoma                     Consumer Credit Code (codified in        Subsection 10 Mortgage
                             various sections of Title 14A)

                             Effective July 1, 2000; amended
                             effective January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                       LAW/EFFECTIVE DATE                  APPLICABLE ANTI-
                                                                        PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and             High Cost Home Loan
                             Consumer Home Loans Act, S.C. Code
                             Ann.ss.ss.37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
West Virginia                West Virginia Residential Mortgage       West Virginia Mortgage
                             Lender, Broker and Servicer Act, W.      Loan Act Loan
                             Va. Code Ann.ss.ss.31-17-1 et seq.

                             Effective June 5, 2002
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S COVERED LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Covered Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Covered Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.46:10B
                             22 et seq.

                             Effective November 27, 2003 - July 5,
                             2004
---------------------------- ---------------------------------------- ---------------------------

               STANDARD & POOR'S HOME LOAN CATEGORIZATION

---------------------------- ---------------------------------------- ---------------------------
    STATE/JURISDICTION           NAME OF ANTI-PREDATORY LENDING             CATEGORY UNDER
                                                                           APPLICABLE ANTI-
                                       LAW/EFFECTIVE DATE               PREDATORY LENDING LAW
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
Georgia (Oct. 1, 2002 -      Georgia Fair Lending Act, Ga. Code       Home Loan
Mar. 6, 2003)                Ann.ss.ss.7-6A-1 et seq.

                             Effective October 1, 2002 - March 6,
                             2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
New Jersey                   New Jersey Home Ownership Security       Home Loan
                             Act of 2002, N.J. Rev. Stat.ss.ss.
                             46:10B- 22 et seq.

                             Effective for loans closed on or after
                             November 27, 2003
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
New Mexico                   Home Loan Protection Act, N.M. Rev.      Home Loan
                             Stat.ss.ss.58-21A-1 et seq.

                             Effective as of January 1, 2004;
                             Revised as of February 26, 2004
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
North Carolina               Restrictions and Limitations on High     Consumer Home Loan
                             Cost Home Loans, N.C. Gen. Stat.ss.ss.
                             24-1.1E et seq.

                             Effective July 1, 2000; amended
                             October 1, 2003 (adding open-end lines
                             of credit)
---------------------------- ---------------------------------------- ---------------------------
---------------------------- ---------------------------------------- ---------------------------
South Carolina               South Carolina High Cost and Consumer    Consumer Home Loan
                             Home Loans Act, S.C. Code Ann.ss.ss.
                             37-23-10 et seq.

                             Effective for loans taken on or after
                             January 1, 2004
---------------------------- ---------------------------------------- ---------------------------

                                          EXHIBIT C

                                  Schedule of Balloon Loans

                                 [ON FILE WITH THE DEPOSITOR]